Exhibit 10.5

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SPONSORED RESEARCH COLLABORATION AGREEMENT

BY AND BETWEEN

THE INSTITUTE OF MOLECULAR AND CLINICAL OPHTHALMOLOGY BASEL

AND

AFFINIA THERAPEUTICS INC.

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TABLE OF CONTENTS

(continued)

EXHIBITS

Exhibit A — Initial Research Plan

Exhibit B — Initial Research Budget

Exhibit C — Financial Terms for Affinia’s Exercise of Its Option for an Exclusive License in the Non-Eye Field

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SPONSORED RESEARCH COLLABORATION AGREEMENT

This SPONSORED RESEARCH COLLABORATION AGREEMENT (this “Agreement” is made as of June 22, 2021 (the “Effective Date”), by and between Affinia Therapeutics Inc., having its principal offices at 43 Foundry Ave., Suite 120, Waltham, MA 02453 (“Affinia”) and The Institute of Molecular and Clinical Ophthalmology Basel with an address at Mittlere Strasse 91, CH-4031 Basel, Switzerland (“IOB”). Affinia and IOB are referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, IOB is a research foundation with the mission of advancing the understanding of vision, its diseases, and developing new therapies for vision loss and has expertise in using, and possesses certain intellectual property rights in, and technology for researching and developing promoters for use in gene therapy;

WHEREAS, Affinia is a gene therapy company with expertise in using, and possesses certain intellectual property rights in, technology for engineering viral delivery vectors for gene therapy; and

WHEREAS, Affinia desires to fund a research collaboration conducted by both Parties to research and develop cell type-specific, tissue-specific, ubiquitous or other types of promoters useful in gene therapy, and IOB is willing to engage in such research collaboration funded by Affinia, in each case in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1 Definitions. Unless the context otherwise requires, the terms in this Agreement with initial letters capitalized, shall have the meanings set forth below, or the meaning as designated in the indicated places throughout this Agreement.

“Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with that Party, but only for long as such control exists. For the purpose of this definition, “control” shall mean, the actual power, either direct or indirect through arrangement whereby the entity or person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to cause the direction of the management or policies of a corporation or other entity. For the avoidance of doubt, none of the founding entities of IOB are Affiliates of IOB.

“Affinia Materials” mean those specific tangible materials that are proprietary to Affinia as described in the accompanying Material Transfer Sheet and provided for the purpose of conducting the Research Plan.

“Affinia Patents” shall have the meaning set forth in Section 4.2(a) (Ownership).

“Affinia Technology” means all Patents and Know-How Controlled by Affinia (other than pursuant to a license under this Agreement) that are necessary to conduct the Research Plan Activities, including Affinia Materials.

“Agreement” shall have the meaning set forth in the preamble.

“Applicable Laws” mean those laws, rules, ordinances and regulations, whether federal (or national), state, local or otherwise, that are enacted, promulgated, issued, enforced or entered into by any Governmental Authority applicable to any Party or such Party’s businesses, properties or assets.

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“Background IP” means, with respect to a Party, all Intellectual Property Rights owned or Controlled by such Party as of the Effective Date or developed or acquired by such Party independently from the conduct of the Collaboration under this Agreement.

“BLA” means a Biologic License Application, as defined in the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., and applicable regulations promulgated thereunder by the FDA, or any analogous application or submission with any Regulatory Authority outside of the United States.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are authorized or required to be closed, as the case may be, in Waltham, Massachusetts, New York City, New York, or Basel, Switzerland.

“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31, except that the first Calendar Quarter of the Research Term shall commence on the Effective Date and the last Calendar Quarter shall end on the last day of the Research Term.

“CDA” means that certain Mutual Confidentiality Agreement entered into by the Parties on [***].

“cGLP” means the then-current good laboratory practice as required by the FDA under 21 C.F.R. Part 58 and all applicable FDA rules, regulations, orders and guidances, and the applicable requirements with respect to current good laboratory practices prescribed by the European Community, the OECD (Organization for Economic Cooperation and Development Council) and the ICH Guidelines, or the equivalent Applicable Law of an applicable Regulatory Authority.

“Change of Control” shall have the meaning set forth in Section 12.1 (Assignment).

“Clinical Study” means any study (including a non-interventional study) in humans to obtain information regarding a product, including information relating to the safety, tolerability, pharmacological activity, pharmacokinetics, dose ranging or efficacy of the product.

“Collaboration” shall have the meaning set forth in Section 2.1 (Scope).

“Collaboration Inventions” mean all patentable Inventions conceived or first reduced to practice pursuant to the conduct of the Research Plan Activities by or on behalf of the Parties during the Research Term.

“Collaboration Results” mean, collectively, (a) all data, results, technical information, process information, protocols, procedures, reports, and other non-patentable Inventions arising or resulting from and pursuant to the conduct of the Research Plan Activities during the Research Term, whether generated solely by or on behalf of a Party or jointly by or on behalf of the Parties and (b) [***].

“Collaboration Patents” mean (a) all Patents claiming any Collaboration Inventions and (b) [***].

“Confidential Information” means all Know-How, technical or strategic information and other proprietary information and data of a financial, business, operational, scientific, or technical nature that is disclosed by or on behalf of a Party or any of its Affiliates or otherwise made available to the other Party or its Affiliates or their representatives, in any form or medium (whether oral, visual, written, electronic, or otherwise), including information comprising or relating to Background IP and Materials, in each case, whether or not expressly identified as “confidential”; provided further that the terms and conditions of this Agreement, the Joint Patents (until published), and all Collaboration Results shall constitute the Confidential Information of both Parties.

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“Control” or “Controlled” means, with respect to any Intellectual Property Rights or any Confidential Information, the legal authority or right (whether by ownership, license or otherwise) of a Party to grant a license or a sublicense of or under such Intellectual Property Rights to another Person, or to otherwise disclose such Confidential Information to another Person, without breaching the terms of any agreement with a Third Party or misappropriating the Confidential Information of a Third Party.

“CREATE Act” shall have the meaning set further in Section 4.2(d) (CREATE Act).

“Debarred Person” means a Person that is: (a) debarred from or disqualified under Applicable Laws or any other governmental program; (b) on any of the FDA clinical investigator enforcement lists (including, the (i) Disqualified/Totally Restricted List, (ii) Restricted List and (iii) Adequate Assurances List); or (c) excluded from participation in any governmental healthcare program or other federal or state program, convicted of an offense under 42 U.S.0 § 1320a-7, or otherwise deemed ineligible for participation in health care or federal or state programs.

“Develop” means any and all clinical drug development activities conducted before obtaining approval to market such drug from a Regulatory Authority that are reasonably related to or leading to the development, preparation, and submission of data and information to a Regulatory Authority for the purpose of obtaining such approval, including all activities related to pharmacokinetic profiling, design and conduct of Clinical Studies, regulatory affairs, statistical analysis, report writing, and creating files to be submitted to a Regulatory Authority. For clarity, Develop shall include [***].

“Dispute” means any dispute, controversy, or claim between the Parties arising out of or relating to this Agreement, including the validity, enforceability, interpretation, performance, breach, default or other noncompliance with this Agreement or any term or condition hereof, whether before or after termination of this Agreement, and including the question of arbitrability and whether such dispute or claim would be barred by the applicable statute of limitations.

“Effective Date” shall have the meaning set forth in the preamble.

“EMA” means the European Medicines Agency, or a successor agency thereto.

“Eye Field” means any and all uses, modalities or applications for the treatment, diagnosis, palliation, cure, restoration, or prevention of any diseases, disorders, symptoms or conditions affecting vision, [***]. For clarity, any such disease, disorder, symptom or condition that [***].

“FDA” means the United States Food and Drug Administration or any successor entity thereto. “Force Majeure Event” shall have the meaning set forth in Section 12.4 (Force Majeure).

“FTE” means a full-time person, or in the case of less than a full-time person, a full-time equivalent employee year, carried out by an employee of IOB or its Affiliates, based on [***] person-hours per calendar year.

“FTE Costs” mean, for any period, the FTE Rate multiplied by the number of FTEs in such period.

“FTE Rate” means the rate set forth on Exhibit B for the relevant IOB personnel costs.

“Governing Law” shall have the meaning set forth in Section 11.2 (Governing Law).

“Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of: (a) any government of any country or territory; (b) any nation, state, province, county, city or other political subdivision thereof; or (c) any supranational body.

“ICC” shall have the meaning set forth in Section 11.1(b) (Rules).

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“ICC Rules” shall have the meaning set forth in Section 11.1(b) (Rules).

“IND” means an investigational new drug application filed with the FDA with respect to a pharmaceutical product, or an equivalent application filed with a Regulatory Authority in a country other than the United States to commence a Clinical Study of a pharmaceutical product.

“Infringement” shall have the meaning set forth in Section 4.4 (Enforcement of Joint Patents).

“Initial Term” shall have the meaning set forth in Section 2.2 (Research Term).

“Intellectual Property Rights” mean any and all rights in and to any Know-How, Patents, Trademarks, copyrights, trade secrets, and any other intellectual property rights however denominated throughout the world.

“Invention” means any process, method, composition of matter, article of manufacture, discovery, improvement or Know-How that is generated, conceived and/or reduced to practice (whether patentable or not).

“IOB” shall have the meaning set forth in the preamble of this Agreement.

“IOB Materials” mean those specific tangible materials that are proprietary to IOB as described in the accompanying Material Transfer Sheet and provided for the purpose of conducting the Research Plan.

“IOB Patents” shall have the meaning set forth in Section 4.2(a) (Ownership).

“IOB Technology” means all Patents and Know-How Controlled by IOB (other than pursuant to a license under this Agreement) that are necessary to conduct the Research Plan Activities, including IOB Materials.

“Joint Patents” shall have the meaning set forth in Section 4.2(a) (Ownership).

“Joint Research Committee” or “JRC” shall have the meaning set forth in Section 3.1 (Joint Research Committee).

“Know-How” means all proprietary data, inventions, trade secrets and other information, in any tangible or intangible form, including databases, discoveries, practices, methods, tests, assays, techniques, specifications, processes, formulations, formulae, know-how, Materials, including pharmaceutical, chemical and biological materials and their sequences, protocols, procedures, drawings, plans, designs, diagrams, sketches, technology and documentation.

“License Disagreement” shall have the meaning set forth in Section 4.6(b) (Non-Eye Field).

“Licensed Product” means any product that incorporates or comprises any Licensed Promoter.

“Licensed Promoter” means (a) any promoter or other gene expression control or regulatory element identified under and pursuant to the conduct of the Research Plan of the Collaboration during the Research Term (“Promoter”), or (b) any promoter or other gene expression control or regulatory element that [***], or (c) any other promoter or other gene expression control or regulatory element that [***].

“Material Transfer Sheet” shall have the Meaning set forth in Section 2.10 (Materials).

“Materials” mean any tangible compositions of matter, as well as any replication, copy, derivative, or progeny developed or derived therefrom under the Collaboration.

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“Negotiation Period” shall have the meaning set forth in Section 4.6(b) (Non-Eye Field).

“Non-Eye Field” means any and all uses, modalities or applications for the treatment, diagnosis, palliation, cure, or prevention of any diseases, disorders, symptoms or conditions in humans outside the Eye Field.

“Non-Patented Promoters” mean those Promoters for which the Party owning such Promoter in accordance with Section 4.2(a) (Ownership)[***] elects not to Prosecute and Maintain a Patent claiming such Promoter.

“Offer” shall have the meaning set forth in Section 4.6(a) (Eye Field).

“Option” shall have the meaning set forth in Section 4.6(b), (Non-Eye Field).

“Option Period” shall have the meaning set forth in Section 4.6(b) (Non-Eye Field).

“Party” or “Parties” shall have the meaning set forth in the preamble of this Agreement.

“Patents” mean all patents and patent applications, including all divisionals, continuations, substitutions, continuations-in-part, re-examinations, reissues, additions, renewals, extensions, registrations, including patent term extensions and supplemental protection certificates and the like, utility models, design patents and the like of any of the foregoing in any country.

“Person” means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization or other entity, including a Governmental Authority.

“Principal Investigator” shall have mean IOB’s employee designated in accordance with Section 2.6 (Principal Investigator).

“Prosecution and Maintenance” means, with regard to a particular Patent, the preparation, filing, prosecution and maintenance of such Patent in any jurisdictions, as well as re-examinations, reviews, reissues and the like with respect to that Patent, together with the conduct of interferences, the defense of oppositions, oppositions, post-grant reviews, inter partes reviews, and other similar proceedings with respect to that Patent and further including Patent management and litigation strategy. For clarity, [***].

“Public Disclosure” shall have the meaning set forth in Section 7.2 (Publications).

“Regulatory Authority” means any Governmental Authority responsible for granting approval over pharmaceutical or biological products, including the FDA, EMA, European Commission, and any corresponding national or regional regulatory authorities.

“Research” means those activities related to the design, discovery, generation, identification, screening, evaluation, analysis, profiling, characterization, optimization, production, process development, cell line development, pre-clinical research or pre-clinical development or non-clinical or pre-clinical studies of biopharmaceutical candidates and products, including such research, pre-clinical and non-clinical studies and other activities to be undertaken to generate data sufficient to enable the [***]. For clarity, [***].

“Research Budget” shall have the meaning set forth in Section 2.4 (Research Budget).

“Research Costs” mean all FTE Costs and out-of-pocket costs incurred by or on behalf of IOB in the performance of its Research Plan Activities in accordance with the then-current Research Plan.

“Research Plan” means the written agreement setting forth the specific activities to be performed by or on behalf of each Party to conduct the Collaboration.

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“Research Plan Activities” mean the activities allocated to each Party (or a Third Party) under the Research Plan.

“Research Term” shall have the meaning set forth in Section 2.2 (Research Term).

“Senior Officers” mean, for IOB, the [***], and for Affinia, its [***], or in each case, another senior executive designee with responsibilities and seniority comparable thereto.

“Third Party” means any Person other than a Party or an Affiliate of a Party.

“Trademarks” mean all registered and unregistered trademarks, service marks, trade dress, trade names, logos, insignias, symbols, designs, and all other indicia of ownership, and combinations thereof.

“Trigger Date” means, (a) with respect to any Joint Patent that covers the Licensed Promoters, [***], and (b) with respect to any other Joint Patents, [***].

1.2 Interpretation. In construing this Agreement: (a) the terms “includes” and “including” shall mean respectively includes and including without limitation; (b) any law, statue, or regulation, or any of their provisions shall be construed as a reference to such provision as the same may have been or may from time to time hereafter be amended or re-enacted; (c) words denoting the singular shall include the plural and vice versa, and words denoting any gender shall include all genders; (d) exhibits and other attachments form part of the operative provisions of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the Exhibits and attachments; (e) the headings in this Agreement are for information and convenience only and shall not be considered in the interpretation of or otherwise affect the meaning of this Agreement; (f) the word “days” refers to calendar days; (g) the terms “hereof,” “herein,” “hereby,” and derivative or similar words refer to this entire Agreement and not any particular provision; (h) the word “or” is used in the inclusive sense (and/or), unless explicitly indicated otherwise by the term “either/or;” (i) general words shall not be given a restrictive interpretation by reason of their being preceded-or followed by words indicating a particular class of acts, matters or things; (j) the words “shall” and “will” have the same meaning and neither word shall be deemed to be more permissive than the other; and (k) the Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party participated in the preparation of this Agreement.

2.	RESEARCH COLLABORATION

2.1 Scope. During the Research Term, and in accordance with the terms and conditions of this Agreement, the Parties will collaborate on the conduct of the Research Plan under and pursuant to which the Parties will design, identify, synthesize, optimize, and validate promoters for use in the cortex (the “Collaboration”). Upon a Party’s request, the Parties will meet to discuss in good faith whether to expand the Collaboration to design, identify, synthesize, optimize or validate promoters for use in [***]. The Parties will document any such mutually agreed upon expansion to the Collaboration as an amendment to this Agreement.

2.2 Research Term. This Agreement shall commence upon the Effective Date and, unless earlier terminated in accordance with Section 8.1 (Termination), shall expire twenty-eight (28) months thereafter (the “Initial Term”), provided that the Initial Term may be extended for additional [***] periods with the mutual written consent of the Parties, which written consent shall include updates to both the Research Plan and Research Budget (such period, as may be extended or shortened in accordance with this Agreement, the “Research Term”).

2.3 Research Plan. The Parties have agreed upon a Research Plan, the initial version of which is attached hereto as Exhibit A. During the Research Term, from time to time, and at least on a [***] basis, the Parties will jointly develop and submit, or either Party may propose for submission, updates or amendments to the Research Plan for the JRC’s review and approval; provided that each such update or amendment to the Research Plan shall be consistent with the terms and conditions of this Agreement.

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2.4 Research Budget. The Parties have agreed upon an initial budget, which is based upon IOB’s good faith estimate of the Research Costs to be incurred to perform its Research Plan Activities (the “Research Budget”), the initial version of which is attached hereto as Exhibit B. The Parties will jointly develop and submit, or either Party may propose for submission, updates or amendments to the Research Budget for the JRC’s review and approval, provided that each such update or amendment shall fully cover all Research Costs to be incurred by or on behalf of IOB under the Collaboration.

2.5 Conduct of Research Activities. Subject to the JRC’s review and approval of any amendments to the Research Plan, the Parties will use [***] to perform (or subject to Section 2.7 (Subcontractors), have their permitted subcontractors perform) the Research Plan Activities in accordance with the Research Plan. In performing its respective Research Plan Activities, each Party: (a) will conduct such activities in a good scientific manner, in compliance with all Applicable Law in all material respects, including, where applicable, cGLP and current international regulatory standards; and (b) will not employ or use any Debarred Person.

2.6 Principal Investigator. [***] will serve as the principal investigator of and will supervise the conduct of the Collaboration (the “Principal Investigator”). If Principal Investigator is unable to serve as principal investigator of the Collaboration for any reason, IOB will promptly notify Affinia in writing of the same and propose one or more substitute principal investigators. The Parties will enter into good faith negotiations to identify a mutually agreeable replacement, which replacement, if mutually agreed to by the Parties, will be deemed the “Principal Investigator” of the Collaboration. If the Parties fail to identify a mutually agreeable replacement within [***] following IOB’s written notice, then either Party may terminate this Agreement upon written notice in accordance with Section 8.1 (Termination).

2.7 Subcontractors. Each Party may subcontract certain Research Plan Activities to a qualified Third Party with the other Party’s prior written approval, such approval not to be unreasonably delayed or withheld; provided, that: (a) each contract between a Party and a subcontractor is consistent with the provisions of this Agreement, including obligations of [***]; and (b) the subcontracting Party remains responsible for the supervision of such subcontractor. For clarity, each Party approves the use of those Third Parties currently identified in the initial Research Plan.

2.8 Research Records. Each Party will maintain, and cause its Affiliates and their respective employees and permitted subcontractors to maintain, records and laboratory notebooks of its Research Plan Activities in sufficient detail and in a good scientific manner appropriate for scientific, regulatory and intellectual property protection purposes, which records and laboratory notebooks shall: (a) be segregated from other activities not performed under this Agreement; and (b) be complete and accurate in all material respects. Each Party will timely provide copies of all such records or laboratory notebooks in its possession or control to the requesting Party in a mutually agreed upon form, and at [***] expense.

2.9 Research Reports. Each Party will keep the other Party reasonably informed regarding the status, progress, and results of its Research Plan Activities through regularly scheduled JRC meetings, including providing a high level presentation on the Research Results generated during such period.

2.10 Materials. In conducting the Research Plan Activities, each Party may provide certain of its Materials to the other Party, the transfer of which shall be documented in writing by a material transfer sheet (“Material Transfer Sheet”) describing the IOB Materials or Affinia Materials, as applicable being transferred and the amounts provided. The Parties acknowledge and agree that (a) all right, title, and interest in and to Affinia Materials, including all Intellectual Property Rights relating therein, is and shall remain vested in Affinia ([***]), (b) all right, title, and interest in and to IOB Materials, including all Intellectual Property Rights relating therein, is and shall remain vested in IOB ([***]), (c) each Party will use the other Party’s Materials only to conduct those Research Plan Activities expressly allocated to it under the Research Plan and in accordance with such Research Plan, (d) neither Party will transfer or deliver to or

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for the benefit of any Third Party (other than permitted subcontractors in accordance with Section 2.7 (Subcontractors)) any Materials of the other Party without the prior written consent of such other Party, and (e) neither Party will reverse engineer or attempt to determine the structure of any of the other Party’s Materials. Upon termination or expiration of this Agreement, each Party will, in accordance with the owning Party’s instructions, either return or dispose of any Materials of the other Party in its possession or control. THE MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, SATISFACTORY QUALITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY AND EACH PARTY HEREBY DISCLAIMS ANY SUCH REPRESENTATIONS OR WARRANTIES.

2.11 Research Costs and Payment.

(a) Research Costs. Affinia will be responsible for fully funding the conduct of all Research Plan Activities, whether performed by IOB, Affinia, or any Third Party. Within [***] following each Calendar Quarter, IOB will invoice Affinia for all Research Costs incurred by or on behalf of IOB during such Calendar Quarter. Affinia will pay IOB all such Research Costs within [***] of receipt of the applicable invoice.

(b) Other Amounts Payable. With respect to any amounts owed under this Agreement which no other invoicing and payment procedure is specified, within [***] after the end of each Calendar Quarter, IOB will provide an invoice, together with reasonable supporting documentation, to Affinia for such amounts owed in respect of such Calendar Quarter. Affinia will pay IOB all such amounts within [***] of receipt of the applicable invoice.

(c) Payment Terms. All payments hereunder shall be made in Swiss Francs, without any withholding or other deductions for taxes, by wire transfer to such bank account as IOB may designate in writing. Any payments or portions thereof due hereunder which are not paid when due will bear interest at the rate [***], calculated on the number of days such payment is paid after the date such payment is due, and [***].

3.	GOVERNANCE

3.1 Joint Research Committee. Within [***] of the Effective Date, the Parties shall establish a joint research committee (the “JRC”) to monitor and provide strategic oversight over the Collaboration. The JRC shall be responsible for: (a) discussing, preparing, and approving any amendments to the Research Plan or Research Budget; (b) overseeing and directing the Research Plan Activities; (c) directing the strategic direction of the Collaboration; (d) reviewing and discussing all reports describing the Research Plan Activities and the Collaboration Results; (e) reviewing and discussing the Parties’ Public Disclosures in accordance with Section 7.2 (Publications); (f) [***]; and (g) performing such other functions as may be appropriate to further the purposes of this Agreement or as expressly provided in this Agreement.

3.2 Representatives and Meetings.

(a) Representatives. Each Party shall initially appoint two (2) representatives to the JRC. The JRC may change its size from time to time; provided, that the JRC shall consist at all times of an equal number of representatives of each of Affinia and IOB. Each JRC representative shall have appropriate knowledge and expertise and sufficient seniority ([***]) within the applicable Party to make decisions arising within the scope of the JRC’s responsibilities. Each Party may replace its JRC representatives upon written notice to the other Party; [***].

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(b) Chairpersons. Each Party shall appoint one (1) of its representatives to act as a co-chairperson of the JRC. As of the Effective Date, IOB appoints [***] to serve as IOB’s chairperson and Affinia appoints [***] to serve as Affinia’s chairperson. The responsibility for running each meeting shall alternate between the co-chairpersons from meeting-to-meeting, with [***] chairperson running the first meeting. [***] chairperson shall prepare and circulate, with the approval of [***] chairperson: (i) agendas to the JRC representatives before each such meeting, and (ii) detailed minutes of each meeting for the JRC representative’s review and approval.

(c) Meetings. The JRC shall hold meetings at such times as it elects to do so, but at least [***]. The location of such meetings will alternate between locations designated by IOB and locations designated by Affinia. Meetings may be held in person or by audio or video teleconference.

(d) Non-JRC Representatives. Each Party may invite a reasonable number of participants, in addition to its representatives, to attend JRC meetings in a non-voting capacity where reasonably necessary to address the issues raised at the agenda for such meeting with the other Party’s prior written consent; provided, that all such attendees shall be bound by obligations of confidentiality and non-disclosure no less stringent than those set forth in this Agreement.

3.3 Resolution of Disputes.

(a) All JRC decisions shall be made by unanimous vote, with each Party’s representatives collectively having one (1) vote. No action taken at any meeting shall be effective unless at least two (2) JRC representatives of each Party are participating in such meeting.

(b) The JRC will use [***] efforts to promptly resolve any such matter for which it has authority. If after reasonable discussion and good-faith consideration of each Party’s view on a particular matter before the JRC and within the scope of its authority, the JRC representatives cannot reach an agreement as to such matter within [***] after such matter was brought to the JRC for resolution, such disagreement shall be referred to the Senior Officers for resolution.

(c) If the Senior Officers cannot in good faith resolve such matter within [***] after such matter has been referred to them, then subject to Section 3.3(d), the status quo will be maintained unless and until the Parties mutually agree on a resolution for such matter; provided however that IOB shall not be obligated to undertake any Research Plan Activities which would exceed the Research Costs for such Research Plan Activities, unless Affinia agrees in willing to provide additional funding to reimburse IOB for all Research Costs for such Research Plan Activities.

(d) Notwithstanding anything herein to the contrary, the JRC shall have only the powers assigned expressly to it in this Article 3 (Governance) and shall not have any power to amend, modify or waive compliance with this Agreement. Each Party shall retain the rights, powers and discretion granted to it under this Agreement, and matters that are specified in this Article 3 (Governance) only to be reviewed and discussed (as opposed to approved) do not require any agreement or decision by either Party and are not subject to the voting and decision-making procedures set forth in this Section 3.3 (Resolution of Disputes).

4.	INTELLECTUAL PROPERTY RIGHTS

4.1 Background IP.

(a) General. As between the Parties and except as expressly otherwise provided in Section 4.1(b) (Research Term Licenses), neither Party will, as a result of this Agreement, acquire any right, title or interest in and to any Background IP of the other Party.

(b) Research Term Licenses. Solely during the Research Term, (i) Affinia hereby grants to IOB, a limited, non-exclusive, sub-licensable (solely to IOB’s Affiliates or permitted subcontractors), worldwide license under Affinia Technology solely to the extent necessary to conduct the Research Plan Activities assigned to IOB (or IOB’s Affiliates or permitted subcontractors) under and in accordance with the Research Plan and (ii) IOB hereby grants to Affinia, a limited, non-exclusive, sub-licensable (solely to Affinia’s Affiliates or permitted subcontractors), worldwide license under IOB Technology solely to the extent necessary to conduct the Research Plan Activities assigned to Affinia (or Affinia’s Affiliates or permitted subcontractors) under and in accordance with the Research Plan.

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(c) IOB Cooperation. During the Research Term and for a period of [***] thereafter, if Affinia’s Development or commercialization of a Licensed Product in the Non-Eye Field would require a license under any Background IP of IOB within IOB Technology and Affinia has elected to exercise its Option for an IOB Patent or Joint Patent in the Non-Eye Field, then (i) where IOB [***], and (ii) where IOB may [***]; in each case of (i) and (ii) for a period of up to [***], such period to be extendable by the mutual written agreement of the Parties, from the date of Affinia’s request for such license, after which time IOB shall have no further obligations to Affinia.

4.2 Collaboration Patents.

(a) Ownership. Subject to Section 5.1 (Ownership), with respect to those Collaboration Inventions that become, Collaboration Results, ownership of all Collaboration Patents shall be based on inventorship, as determined in accordance with the rules of inventorship under United States patent laws, and (i) Affinia shall solely own all right, title, and interest in and to any Collaboration Patents made solely by its and its Affiliates’, employees, or independent contractors (“Affinia Patents”), (ii) IOB shall solely own all right, title, and interest in and to any Collaboration Patents made solely by its and its Affiliates’, employees, or independent contractors (“IOB Patents”), and (iii) and the Parties shall jointly own with the other Party an undivided one-half right, title, and interest in any Collaboration Patents that are made jointly by employees, or independent contractors of one Party and its Affiliates together with employees, or independent contractors of the other Party and its Affiliates (“Joint Patents”). Each Party hereby assigns to the other Party, one-half of its interest in and to the Joint Patents, including all rights of action and claims for damages and benefits arising due to past and present infringement of said rights, such that each Party owns an undivided joint interest in and to such Joint Patents. Each Party shall and shall cause its Affiliates, employees, and independent contractors to, execute and take such further actions reasonably necessary to effectuate such joint ownership in and to such Joint Patents.

(b) Disclosure. IOB shall notify Affinia promptly in writing of any IOB Patents and Affinia shall notify IOB promptly in writing of all Affinia Patents. Each Party shall promptly notify the other Party in writing of any Joint Patents and shall also timely respond to reasonable requests from the other Party for additional information regarding such Joint Patents.

(c) Personnel Obligations. Each employee or independent contractor of a Party or its respective Affiliates performing work under this Agreement shall, prior to commencing such work, be bound by assignment obligations, including: (i) promptly reporting any Invention and reporting any Intellectual Property Right arising from such work; (ii) presently assigning to the applicable Party all of his or her right, title and interest in and to any Invention including all Intellectual Property Rights therein arising from such work (excluding any agreements with permitted subcontractors hereunder that are academic universities and/or other governmental entities, for which a non-exclusive license, or an option for an exclusive license may be obtained); (iii) cooperating in the preparation, filing, prosecution, maintenance, defense, and enforcement of any Patent; and (iv) performing all acts and signing, executing, acknowledging and delivering any and all assignments and other documents required for effecting the rights, obligations and purposes of this Agreement.

(d) CREATE Act. Notwithstanding anything to the contrary in this Agreement, neither Party will have the right to invoke the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. § 103(c)(2)-(c)(3) (the “CREATE Act”) when exercising its rights under this Agreement without the prior written consent of the other Party[***]. In the event that a Party is permitted to invoke the CREATE Act as required by the preceding sentence, the Parties will cooperate and coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the CREATE Act.

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4.3 Patent Prosecution and Maintenance of Collaboration Patents.

(a) Responsibility. Subject to the terms and conditions of this Section 4.3 (Patent Prosecution and Maintenance of Collaboration Patents), (i) IOB shall have the first right, but not the obligation, to Prosecute and Maintain the IOB Patents and Joint Patents, with its own patent counsel, which counsel shall be reasonably acceptable to Affinia with respect to Joint Patents [***]; and (ii) Affinia shall have the right, but not the obligation to Prosecute and Maintain the Affinia Patents with its own patent counsel. If IOB decides not to Prosecute or Maintain (including, for clarity, a decision by IOB not to initially file a Patent) either (A) [***] or (B) any Joint Patent, IOB shall promptly notify Affinia in writing, and Affinia shall thereupon have the right, but not the obligation, to step-in and Prosecute and Maintain such [***] and such Joint Patent in both Parties’ name. For clarity, [***]. If Affinia elects to Prosecute and Maintain a Joint Patent and then later decides not to Prosecute or Maintain such Joint Patent, then Affinia shall promptly notify IOB in writing, and IOB shall have the right, but not any obligations, to continue such Prosecution or maintenance in both Parties names, at Affinia’s expense; provided however, that if Affinia elects to no longer pay the expenses for such Joint Patent, then IOB will have the right, but not the obligation, to continue to Prosecute and Maintain such Joint Patent in IOB’s name only and at IOB’s sole cost, in which case Affinia will assign its joint interest in such Joint Patent to IOB.

(b) Costs and Cooperation. All costs and expenses incurred by either Party to Prosecute and Maintain any Joint Patent shall be borne one hundred percent (100%) by Affinia if such Joint Patent has not been licensed by IOB for the Eye Field to any Third Party (with such costs and expenses pro-rated to reflect licensing of such Joint Patent to any Third Party for the Eye Field), and where IOB is the Prosecuting and Maintaining Party, it will invoice Affinia for those costs incurred to Prosecute and Maintain any Joint Patents on a Calendar Quarterly basis. The Prosecuting and Maintaining Party will: (i) keep the other Party reasonably informed of the status of such Joint Patents; (ii) prior to making any filings or submissions or responses to any Governmental Authority with respect to such Joint Patents, provide a copy thereof to the other Party and provide an adequate and timely opportunity as practicable given the circumstances for its review and comment; (iii) consider in good faith all comments timely provided to the Prosecuting and Maintaining Party by the other Party on such filings and communications; and (iv) provide the other Party with copies of all filings or submissions to any Governmental Authority with respect to such Joint Patents. Upon the Prosecuting and Maintaining Party’s request, the other Party shall provide the Prosecuting and Maintaining Party with all reasonable assistance and cooperation in connection with its Prosecution and Maintenance of the applicable Joint Patents, including by providing access to relevant persons and executing all documentation reasonably requested by the Prosecuting and Maintaining Party.

4.4 Enforcement of Joint Patents. If either Party becomes aware of any actual, threatened, or suspected infringement or other violation by a Third Party of any Joint Patent (an “Infringement”), it shall promptly notify the other Party after becoming aware of such Infringement including providing all available evidence and details available concerning said Infringement. The Parties shall thereafter consult and cooperate fully to determine a course of action, including the commencement of legal action to terminate any such Infringement; provided however, that neither Party may take any action with respect to such potential Infringement without the other Party’s prior written consent. In addition, within [***] of the filing of a patent application for a Joint Patent, the Parties will negotiate in good faith on the terms for managing any litigation involving such Joint Patent.

4.5 Use of [***] on Joint Patents.

(a) General. Except [***], each Party shall be entitled to practice, license (through multiple tiers), assign (their respective interest only) and otherwise exploit the Joint Patents in all countries and jurisdictions without the duty of accounting or seeking consent from the other Party. Solely to the extent necessary in any specific jurisdiction where required to give legal effect to the rights to such Joint Patents, but subject to [***] and the rights of Affinia under Section 4.6 (Option Rights of Affinia) as provided under this Agreement, each Party hereby grants and agrees to grant to the other Party a nonexclusive, royalty-free, fully-paid, worldwide, irrevocable, perpetual license, with the right to grant sublicenses through multiple tiers, to practice the Joint Patents for any and all purposes.

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(b) Eye Field. Notwithstanding Section 4.5(a) (General), and on a Joint Patent-by-Joint Patent basis, for a period of [***] from the applicable Trigger Date for a Joint Patent, (i) IOB shall have the [***] right to [***] in the Eye Field, [***], [***]; provided further, that [***]. Upon expiration of such [***] period, all such restrictions [***] shall expire, [***], and [***].

(c) Non-Eye Field. Notwithstanding Section 4.5(a) (General), and on a Joint Patent-by-Joint Patent basis, for a period of [***] from the applicable Trigger Date for a Joint Patent, (i) Affinia shall have the [***] right to [***] in the Non-Eye Field, [***]. Subject to Section 4.6 (Option Rights of Affinia), upon expiration of such [***] month period, all such restrictions [***] shall expire [***], and [***].

4.6 Option Rights of Affinia.

(a) Eye Field. IOB may, in IOB’s sole discretion, elect to grant Affinia the option to obtain a royalty-bearing license under certain IOB Patents or Joint Patents, to Research, Develop, manufacture, use, sell, offer for sale, import, export, and commercialize Licensed Products for certain indications or modalities or applications within the Eye Field. If IOB elects to offer Affinia any such option, IOB will provide Affinia with written notice of the same, including the scope of such license, and any time periods for Affinia to exercise its option or for the Parties to conclude negotiations on a license for such option (the “Offer”). Affinia will have the right to exercise any such option within [***], or such longer period of time as mutually agreed by the Parties. If Affinia elects to exercise its option for such IOB Patent or Joint Patent, as applicable, the Parties will negotiate in good faith the terms applicable to any such license for the time period set forth in the Offer, after which time, IOB shall have no further obligations to Affinia.

(b) Non-Eye Field. Subject to Affinia’s full funding of the Research Plan Activities and payment of all amounts due to IOB under this Agreement, IOB hereby grants Affinia, an exclusive option to acquire an exclusive (or if Affinia so elects, non-exclusive), worldwide, royalty-bearing license [***] under IOB’s right, title and interest in and to any and all IOB Patents and Joint Patents and associated Collaboration Results, to Research, Develop, manufacture, use, sell, offer for sale, import, export, and commercialize Licensed Products in the Non-Eye Field (the “Option”). Affinia shall have the right to exercise an Option for a period of [***] from the date of [***] such IOB Patent, or [***] a Joint Patent, as applicable, unless otherwise extended by the mutual written agreement of the Parties (the “Option Period”). Upon Affinia’s exercise of an Option during the Option Period for such Option, the Parties shall engage in good faith negotiations on the [***] terms and conditions of a license agreement covering such IOB Patent or Joint Patent (and associated Collaboration Results), as applicable, which license shall contain customary terms and obligations for the type of license being granted, including diligence obligations, and in the case of an exclusive license, will contain the payment as are set forth on Exhibit C, [***]). If (i) Affinia either fails to respond to or elects not to exercise its Option for such disclosed IOB Patent or Joint Patent, as applicable, within such Option Period, or (ii) IOB and Affinia fail to execute a license agreement for such IOB Patent or Joint Patent within [***] after the date of Affinia’s exercise of such Option for such IOB Patent or Joint Patent within [***] after the date of Affinia’s exercise of such Option (or such longer period of time as may be agreed to by the IOB) (such period of time, the “Negotiation Period” and such failure to agree upon the license, a “License Disagreement”), then in the case of each of (i) and (ii), except as provided in Section 4.7(a) (Grant to Affinia), IOB shall be free to license such IOB Patent or Joint Patent, as applicable, in the Non-Eye Field to a Third Party without any further obligation to Affinia, [***].

4.7 Research and Development Licenses.

(a) Grant to Affinia. If pursuant to Section 4.6(b) (Non-Eye Field), Affinia was eligible to exercise an Option for an IOB Patent and the Parties failed to enter into a license agreement for such IOB Patent, then Affinia shall have, and IOB hereby grants Affinia, a fully-paid and royalty-free, non-exclusive, worldwide license under such IOB Patent, solely for Affinia’s Research and Development purposes in the Non-Eye Field, which license may be sublicensed to Affinia’s Affiliates and Third Parties solely in furtherance of Affinia’s Research and Development activities.

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(b) Grant to IOB. To the extent that a license to any Affinia Patent is reasonably necessary for IOB to [***], then IOB shall have, and Affinia hereby grants IOB, a fully-paid and royalty-free, non-exclusive, worldwide license under such Affinia Patent, solely for IOB’ s academic Research and Development purposes in the Eye Field, which license is sublicensable solely to IOB’s Affiliates and [***] and solely in furtherance of IOB’s academic Research and Development activities[***].

4.8 No Other Rights. Each Party expressly reserves and retains all Patents, Know-How, or other Intellectual Property Rights not expressly granted herein, and no right or license under any Patents, Know-How, or other Intellectual Property Rights of either Party is granted or shall be granted by implication.

5.	COLLABORATION RESULTS

5.1 Ownership. All Collaboration Results shall be [***].

5.2 Use [***] on Collaboration Results.

(a) Eye Field. Notwithstanding [***] ownership rights in and to the Collaboration Results, IOB shall have the [***] right to make, use, [***] exploit, [***] Collaboration Results [***] in the Eye Field[***].

(b) Non-Eye Field. Notwithstanding [***] ownership rights in and to the Collaboration Results, Affinia shall have the [***] right [***] to make, use, [***] exploit, [***] Collaboration Results[***] in the Non-Eye Field, [***]. Notwithstanding [***] IOB shall have the right to[***] Collaboration Results[***] in the Non-Eye Field[***].

(c) Expiration. For clarity, subject to Section 4.6 (Option Rights of Affinia), the restrictions [***] use of Collaboration Results (and the Intellectual Property Rights therein) as described above shall cease to apply with respect any specific Collaboration Results that either becomes publicly known or is otherwise made available pursuant to a Public Disclosure made in accordance with Section 7.2 (Publication).

6.	CONFIDENTIALITY

6.1 Duty of Confidence. During the Research Term and for a period of [***] thereafter, and except as otherwise provided in this Agreement or to exercise the rights that are expressly granted to a Party under this Agreement, each Party shall: (a) keep in confidence the Confidential Information of the other Party using the same degree of care with which such Party holds its own confidential information and using at least a reasonable degree of care; (b) not disclose the Confidential Information of the other Party to any Third Party except as permitted by this Agreement; and (c) use the Confidential Information of the other Party only to perform its obligations, exercise its rights, or as otherwise permitted under this Agreement.

6.2 Exceptions. The obligations under this Article 6 (Confidentiality) shall not apply to any portion of any Confidential Information that:

(a) is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the recipient Party;

(b) was known to, or was otherwise in the possession of, the recipient Party prior to the time of disclosure by the disclosing Party as evidenced by written records;

(c) is disclosed to the recipient Party on a non-confidential basis by a Third Party; or

(d) is independently developed by or on behalf of the recipient Party without any use of or reference to the Confidential Information disclosed by the disclosing Party.

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6.3 Authorized Disclosures. Each Party may disclose Confidential Information of the other Party:

(a) to its Affiliates and their respective directors, officers, employees, independent contractors including consultants) and advisers, in each case, solely to the extent reasonably necessary for the purposes of conducting the Collaboration or exercising its rights under this Agreement, including obtaining approval of this transaction and the negotiation and approval of any option rights hereunder; provided, that each such Person is bound by obligations of confidentiality and non-use to maintain the confidentiality of the Confidential Information in a manner consistent with the confidentiality provisions of this Agreement;

(b) to the extent such use and disclosure is reasonably required in the Prosecution and Maintenance of any Joint Patents undertaken in accordance with this Agreement; and

(c) to the extent such disclosure is required by Applicable Laws, including the requirements of any Governmental Authority or Regulatory Authority or subject pursuant to the rules of any recognized stock exchange (but subject to Section 6.4 (Terms of this Agreement)); provided that the recipient Party: (i) informs the other Party as soon as reasonably practicable upon becoming aware of the required disclosure; (ii) at the disclosing Party’s request and expense, assists such Party in attempting to object to, limit the required disclosure of, or seek a protective order for, such Confidential Information; and (iii) limits the disclosure to only that portion, which it is advised by counsel, to be legally required lobe disclosed. For clarity, any such disclosure by the receiving Party shall not diminish the confidential and proprietary status of such Confidential Information except to the extent such Confidential Information falls within an exception between Sections 6.2(a)- (d) (Exceptions).

6.4 Terms of this Agreement. Neither Party shall issue any press release or other public statement, whether oral or written, disclosing the existence of this Agreement, or the terms hereof, without first obtaining the prior written consent of the other Party. In addition, except as otherwise permitted by this Article 6 (Confidentiality), neither Party shall disclose to any Third Party, whether orally or in writing, the existence of this Agreement or the terms and conditions of this hereof, without first obtaining the prior written consent of the other Party, which consent in each case can be provided via email by the designated authorized legal representative of each Party.

6.5 CDA. As of the Effective Date, this Agreement supersedes the CDA, and all “Confidential Information” (as defined in the Non-Disclosure Agreement) disclosed by or on behalf of a Party under the CDA shall be deemed Confidential Information of such Party hereunder and shall be subject to the provisions of this Article 6 (Confidentiality).

7.	PUBLICATIONS AND PUBLICITY

7.1 Use of Names. Except as required by Applicable Laws or as provided for in this Article 7 (Publications and Publicity), neither Party shall use the name or Trademark of the other Party or its Affiliates or their respective personnel in any press release, publication, or other form of public disclosure without first obtaining, in each case, the prior written consent of the other Party ([***]). Subject to the foregoing, both Parties shall acknowledge Affinia’s support of the Collaboration in scientific publications and other scientific communications.

7.2 Publications. If either Party desires to publish or present the Collaboration Results or any other information regarding the Collaboration or the Research Plan Activities (each, a “Public Disclosure”), then such Party shall submit such proposed Public Disclosure to the other Party for its review at least [***] prior to its submission for publication or presentation. Each Party shall also submit a copy of such proposed Public Disclosure at the same time to the JRC for its review and discussion. The publishing Party will, as reasonably requested by the non-publishing Party within such [***] period, (a) delete from such proposed Public Disclosure any of the non-publishing Party’s Confidential Information ([***]), or (b) delay the submission of such proposed Public Disclosure for an additional period of up to [***] (not to exceed [***] from the date of submission of such proposed Public Disclosure to the other Party) in order to allow the non-publishing Party to pursue patent protection for any Collaboration Patents disclosed therein for which the non-publishing Party has the right to file or to request filing of a patent application claiming such Collaboration Patent in accordance with Article 4 (Intellectual Property Rights).

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8.	TERMINATION

8.1 Termination.

(a) Termination for Breach. Either Party may terminate this Agreement for material breach by the other Party if such breach continues uncured for a period of (i) [***] after receipt of notice thereof in the case of a failure to make any payment that is then due, or (ii) [***] in the case of any other type of asserted material breach. Termination of this Agreement pursuant to this Section 8.1(a) (Termination for Breach) shall not affect any other rights or remedies which may be available to the non-defaulting Party.

(b) Termination for Principal Investigator Departure. Either Party may terminate this Agreement upon written notice in the event the Parties are unable to mutually agree on a replacement Principal Investigator in accordance with Section 2.6 (Principal Investigator).

(c) Termination for Insolvency. Either Party may terminate this Agreement immediately upon written notice to the other Party if the other Party if the other Party is judicially declared bankrupt, is unable to pay its bills as they become due, flies a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not dismissed within [***].

(d) Termination by Affinia At Will. Commencing eighteen (18) months after the Effective Date, Affinia may terminate this Agreement at will for any reason or for convenience at any time upon [***] prior written notice to IOB. IOB will take [***] during such [***] notice period to reduce any remaining costs and expenses to the extent reasonably practicable and each Party will endeavor to wind down all of its Research Plan Activities as promptly as possible to the extent reasonably practicable.

8.2 Effects of Termination. Upon any termination or expiration of this Agreement:

(a) The licenses granted by a Party under Section 4.1(b) (Research Term Licenses) will terminate automatically;

(b) Within thirty (30) days of the effective date of termination or expiration, as applicable, Affinia shall pay IOB for all unreimbursed Research Costs incurred by or on behalf of IOB as of the effective date of termination or expiration, as applicable, and any non-cancelable obligations committed under the Research Plan, whether for resources or personnel.

(c) Each Party will, in accordance with the owning Party’s instructions, either return or destroy all Confidential Information of the other Party, including all copies thereof and all materials containing such Confidential Information within [***] of such termination or expiration (and provide certification of such destruction to the owning Party); provided, that: (i) a Party may retain one (1) copy of certain written materials containing Confidential Information of the other Party in its archives solely for the purpose of monitoring its ongoing confidentiality obligations hereunder; and (ii) a Party will not be obligated to destroy any Confidential Information or any such written materials containing Confidential Information of the other Party that are necessary for the Party to exercise any other license or right of such Party that survives such termination or expiration of this Agreement; and

(d) Except as set forth in Section 8.3 (Survival), the rights and obligations of the Parties hereunder shall terminate as of the date of such termination.

8.3 Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. The following Articles and Sections shall survive any expiration or termination of this Agreement for any reason for the period of time specified therein, or if not specified, then they will survive indefinitely: [***].

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9.	REPRESENTATIONS AND WARRANTIES

9.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party, that as of the Effective Date: (a) such Party is a company or institution, duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation or incorporation; (b) such Party has full right, power, and authority to execute and deliver this Agreement, to grant the rights and licenses granted hereunder, and to perform its obligations hereunder and has taken all action required by Applicable Law and its organizational documents to authorize the execution and delivery of this Agreement by such Party and the performance of all obligations of such Party as contemplated by this Agreement; (c) it will carry out its obligations and activities under this Agreement and under the Research Plan hereunder in accordance with all Applicable Laws in all material respects[***]; and (d) this Agreement constitutes a legal, valid, and binding agreement enforceable against such Party in accordance with its terms.

9.2 No Other Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, CONCERNING ANY MATTER WHATSOEVER REGARDING THE COLLABORATION, INCLUDING WITH RESPECT TO THE COLLABORATION RESULTS OR INVENTIONS GENERATED IN THE CONDUCT OF THE COLLABORATION OR THE OWNERSHIP, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SUCH COLLABORATION RESULTS OR INVENTIONS. NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES THAT THE CONDUCT OF THE RESEARCH PLAN WILL PRODUCE ANY SPECIFIC OR DESIRED RESULT OR BE COMPLETED WITH ANY PROJECTED TIME PERIOD.

10.	LIMITATION OF LIABILITY

EXCEPT [***] SHALL BE LIABLE TO [***] FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY) EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR [***], [***] AGGREGATE LIABILITY TO [***], TOGETHER WITH THE LIABILITY OF ANY OF ITS OFFICERS, DIRECTORS, TRUSTEES, EMPLOYEES, OR AGENTS, IN CONNECTION WITH THIS AGREEMENT SHALL NOT EXCEED [***] AT THE TIME SUCH CLAIM AROSE.

11.	DISPUTE RESOLUTION

11.1 Dispute Resolution. Subject to Section 11.3 (Exclusions), any unresolved Disputes shall be resolved by final and binding arbitration as follows:

(a) Notice. Whenever a Party decides to institute arbitration proceedings for unresolved Dispute between the Parties including any Dispute that is subject to the authority of the JSC and that is not resolved after escalation to the Senior Officers pursuant to the provisions of Section 3.3 (Resolution of Disputes), it shall as promptly as possible give written notice to that effect to the other Party.

(b) Rules. The arbitration shall be administered by the International Chamber of Commerce (the “ICC”) and conducted according to the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”), except that to the extent the ICC Rules conflict with or are otherwise inconsistent with the terms in this Article 11 (Dispute Resolution), then the terms of this Article 11 (Dispute Resolution) shall control and prevail. The arbitration panel shall be guided by the IBA Rules on the Taking of Evidence in International Arbitration.

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(c) Panel Appointment. The arbitration will be conducted by a panel of three (3) arbitrators, each of whom shall be fluent in English. Each Party shall nominate an arbitrator pursuant to the ICC Rules, and such arbitrators shall together, in consultation with the Party who appointed them, within [***] of their appointment, select a third arbitrator as the chairperson of the arbitration panel. If either Party fails to appoint an arbitrator as provided above of the two Party-appointed arbitrators are unable to select a thud arbitrator within the time period provided above, then such arbitrator(s) shall be appointed in accordance with the ICC Rules. No potential arbitrator shall be appointed unless such individual has agreed in writing to abide and be bound by the provisions of this Agreement.

(d) Seat. The arbitration shall be seated in [***]. Any in-person proceedings may be held in any location directed by the arbitral panel or otherwise agreed by the Parties.

(e) Language. All proceedings, including all evidence, whether written or oral, shall be conducted in the English language, without prejudice to the right of any party to present witness testimony in the witness’s native language through an interpreter. There shall be a stenographic record of the proceedings.

(f) Ruling. The arbitral panel will render a written award setting forth findings of fact and conclusions of law on each issue. The arbitrators shall render their opinion within [***] of the final arbitration hearing. Awards of the panel of arbitrators shall be based on the application of Governing Law in accordance with Section 11.2 (Governing Law) and, unless in violation of this Agreement, shall be final and binding on the Parties. Judgment on any award so rendered may be entered in any court of competent jurisdiction and the Parties hereby consent to the jurisdiction of such court for purposes of enforcement of such award. No arbitrator (nor the panel of arbitrators) shall have the power to award damages in violation of or that otherwise exceed the limits set forth in Article 10 (Limitation of Liability) of this Agreement and such an award is expressly prohibited.

(g) Fees. The costs and expenses of the arbitration, including the Parties’ reasonable attorneys’ fees, will be borne by [***].

(h) Confidentiality. The existence of any proceedings and all submissions, correspondence and evidence relating to such arbitration including the final award shall be confidential, and except in a proceeding to confirm an award or as otherwise required by Applicable Laws, neither Party nor any arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both Parties.

11.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, U.S., without giving effect to the conflicts of laws provision thereof (“Governing Law”). The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to the interpretation of this Agreement.

11.3 Exclusions. Notwithstanding Section 11.1 (Dispute Resolution), each Party may (a) seek injunctive or other interim or equitable relief from any court of competent jurisdiction to enforce and prevent infringement of Intellectual Property Rights owned or controlled by a Party or to prevent other breach or threatened breach of this Agreement, (b) submit any Dispute relating to the scope, validity, inventorship, enforceability or infringement of any Intellectual Property Right before any administrative body in the country in which such Intellectual Property Right was granted or in a court of competent jurisdiction, and (c) bring any Dispute regarding an alleged violation of any antitrust, anti-monopoly or competition law or regulation, whether or not statutory, in either case, in a court of competent jurisdiction, in each case of (a) through (c) without first submitting to the dispute resolution procedures set forth in this Section 11.3 (Exclusions). For the avoidance of doubt, any Dispute as to whether a Dispute falls within the exclusions in this Section 11.3 (Exclusions) shall be determined by the arbitration panel, deciding such issue as a preliminary matter on an expediated basis.

11.4 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Laws.

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11.5 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

12.	GENERAL PROVISIONS

12.1 Assignment. [***] may assign its rights and obligations under this Agreement, in whole or part, without [***] prior express written consent, except that Affinia may assign this Agreement in the entirety without the requirement to obtain the consent of IOB but upon written notice, if the assignment by Affinia is to (a) any successor or transferee in interest in the case of any merger, consolidation, sale or other change of control of Affinia, or the transfer or sale of all or substantially all of the assets or business of Affinia relating to the subject matter of this Agreement (collectively, a “Change of Control”), or (b) any of its Affiliates but only for so long as such Affiliate remains an Affiliate and provided further than any assignment to an Affiliate must be assigned back to Affinia in the event that such Person no longer meet the definition of an Affiliate. Any permitted assignee will assume all obligations of its assignor under this Agreement (or related to the assigned portion in case of a partial assignment). In the event that [***], IOB will [***]. If at any time [***]. For clarity, any subcontracting of any rights or obligations under this Agreement shall be governed by Section 2.7 (Subcontractors). Any attempted assignment or transfer in contravention of the foregoing will be void. Subject to the terms of this Agreement, this Agreement will be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.

12.2 Extension to Affiliates. Each Party may discharge any obligations and exercise any rights under this Agreement through delegation of its obligations or rights to any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and will cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement will be a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

12.3 Severability. Should one or more of the provisions of this Agreement become void or unenforceable as a matter of law, then this Agreement shall be construed as if such provision were not contained herein and the remainder of this Agreement shall be and remain in full force and effect, and the Parties will use their commercially reasonable efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision that conforms as nearly as possible with the original intent of the Parties.

12.4 Force Majeure. Neither Party will be liable or responsible to the other Party nor deemed to have defaulted under or breached this Agreement for any failure or delay in fulfilling or performing any obligation, other than an obligation to make payments hereunder, to the extent such failure or delay is caused by or results from fire, floods, or acts of nature such as hurricanes, earthquakes, or tsunamis, embargos, shortages in supplies or energy, any actions of Governmental Authorities, including any prohibitions or interventions, war, acts of war (whether declared or not), insurrections, riots, civil commotions, strikes, terrorism, acts of God or any other cause beyond the reasonable control of the affected Party to prevent or avoid (each, a “Force Majeure Event”); provided, that the affected Party (a) provides prompt written notice to the other Party of such Force Majeure Event and the resulting failure or delay, (b) uses reasonable efforts to mitigate the effects of the force Majeure Event, and (c) promptly resumes performance upon cessation of the Force Majeure Event.

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12.5 Waivers and Amendments. The delay or failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party, and no waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, in any one or more instances, will be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

12.6 Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture, or legal entity of any type between Affinia and I0B, or to constitute one as the agent of the other. Moreover, each Party agrees not to construe this Agreement, or any of the transactions contemplated hereby, as a partnership for any tax purposes. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind, or commit the other Party.

12.7 Notices. Except with respect to payment, which shall be directed to such address as provided for under Section 2.11(c) (Payment Terms), all notices, consents, and other communications under this Agreement must be in writing and will be deemed to have been duly given when: (a) delivered by hand (with written confirmation of receipt); or (b) when received by the addressee, if sent by an internationally recognized overnight delivery service (receipt requested), in each case, to the appropriate addresses set forth below (or to such other addresses as a Party may designate by notice in accordance with this Section 12.7 (Notices)). In addition, each Party may send a courtesy copy of such notice by electronic mail to the other Party, which copy shall not be used for the purpose of determining notice.

If to Affinia:

Affinia Therapeutics, Inc.

43 Foundry Ave., Suite 120

Waltham, MA, USA 02453

Attn: [***]

e-mail: [***]

with a copy to:

Affinia Therapeutics, Inc.

43 Foundry Ave., Suite 120

Waltham, MA, USA 02453

Attn: [***]

e-mail: [***]

If to IOB:

The Institute of Molecular and Clinical Ophthalmology Basel

Mittlere Strasse 91

CH-4031 Basel, Switzerland

Attn: [***]

e-mail: [***]

with a copy to:

The Institute of Molecular and Clinical Ophthalmology Basel

Mittlere Strasse 91

CH-4031 Basel, Switzerland

Attn: [***]

e-mail: [***]

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Any such notice shall be deemed to have been given on the Business Day received, subject to proof of receipt, as evidenced by the date noted on the applicable courier’s receipt (or if delivered or sent on a non-Business Day, then on the next Business Day).

12.8 No Third Party Beneficiary Rights. The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights to any Third Party (including any third party beneficiary rights).

12.9 English Language. This Agreement is written and executed in the English language. Any translation into any other language shall not be an official version of this Agreement and in the event of any conflict in interpretation between the English version and such translation, the English version shall prevail.

12.10 Entire Agreement. This Agreement, together with its Exhibits, which are incorporated by reference herein, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all agreements, proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter, including the CDA. In the event of any conflict between a substantive provision of this Agreement and any Exhibit hereto, the substantive provisions of this Agreement shall prevail.

12.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signature pages of this Agreement may be exchanged by email/pdf or other electronic means without affecting the validity thereof.

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

INSTITUTE OF MOLECULAR AND CLINICAL OPHTHALMOLOGY BASEL	AFFINIA THERAPEUTICS, INC.

By: /s/ [***]	By: /s/ [***]
Name: [***]	Name: [***]
Title: Director of Operations	Title: Chief Legal Officer

Date: June 24, 2021	Date: June 22, 2021

By: /s/ [***]
Name: [***]
Title: Director

Date: June 24, 2021

[Signature Page to Sponsored Research Collaboration Agreement]

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Exhibit A

Initial Research Plan

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Exhibit B

Initial Research Budget

[see attached]

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Exhibit C

Financial Terms for Affinia’s Exercise of Its Option for

an Exclusive License in the Non-Eve Field

$100.000 USD Initial License Fee

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